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                                                                   EXHIBIT 10.13


                        TENTH AMENDMENT TO FIRST AMENDED
                  AND RESTATED REVOLVING CREDIT LOAN AGREEMENT


         THIS TENTH AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (the "AMENDMENT"), dated as of October 31, 2002, is between the Borrower (as defined below) and COMERICA BANK-TEXAS, a Texas banking association ("LENDER").

                                    RECITALS:

         Borrower and Lender have entered into that certain First Amended and Restated Revolving Credit Loan Agreement dated as of August 19, 1993 (such agreement as previously amended and/or extended and as may be hereafter amended or otherwise modified from time to time, the "AGREEMENT").

         Borrower and Lender desire to amend the Agreement as herein provided.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. As used herein and in the Agreement, the term "BORROWER" shall mean, collectively, Bestway, Inc., a Delaware corporation, and Bestway Rental, Inc., a Tennessee corporation, each of which are jointly and severally liable under all documents executed by them for the benefit of Lender. K.C. Resource Service Corporation, a Missouri corporation, and U.S. Credit-Service Corporation, a Missouri corporation, effective as of March 25, 2002, are no longer borrowers with regard to the indebtedness and other transactions contemplated by the Agreement.

                                   ARTICLE II

                                   Amendments

         Section 1 Amendment to Section 1.1. Effective as of the date of this Amendment, the following definitions are substituted for the existing definitions of the same identity, and such existing definitions are deleted in their entirety:

                  "REVOLVING CREDIT NOTE" shall mean the Ninth Amended and Restated Revolving Credit Note dated October 31, 2002, in the original principal amount of $11,500,000, executed by the Borrower and payable to the order of the Bank, as renewed, extended, increased and/or modified from time to time.


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                  "TERMINATION DATE" shall mean May 31, 2004.

         Section 2 Amendment to Section 2.2.4. Effective as of the date hereof, all references in Section 2.2.4 of the Agreement to "three fourths of one percent (0.75%)" shall be deleted and substituted therefor shall be "one and one-half percent (1.50%)."

         Section 3 Amendment to Section 6.7. Effective as of October 31, 2002,
Section 6.7 is amended by restating such section in its entirety to read as follows:

                  6.7 Maintain Effective Tangible Net Worth. Maintain a minimum Effective Tangible Net Worth equal to (i) $8,225,000 at August 31, 2002, and as of the end of each successive month thereafter through September 30, 2002, and (ii) at October 31, 2002, and on each subsequent Quarter-End, the minimum Effective Tangible Net Worth required at the end of the immediately preceding Quarter-End plus fifty percent (50%) of Borrower's Net Income for the Quarter-End then ending. For purposes of this Section 6.7, "Quarter-End" means each successive October 31, January 31, April 30, and July 31. Additionally, at each quarterly increase of Effective Tangible Net Worth pursuant to clause
         (ii) above, Borrower must maintain such increased level at each month end thereafter until the next Quarter-End.

         Section 4 Amendment to Section 6.12. Effective as of October 31, 2002,
Section 6.12 of the Agreement is restated in its entirety to read as follows:

                  6.12 Interest Coverage. Maintain as of the end of each calendar month during the following periods, an Interest Coverage Ratio of not less than the following respective minimum ratios:

                                                                                   Required Minimum Interest
                            Period Ending                                                Coverage Ratio
                            -------------                                          -------------------------
         March 31, 2003                                                                 1.80 to 1.00
         April 30, 2003                                                                 1.65 to 1.00
         May 31, 2003                                                                   1.85 to 1.00
         June 30, 2003                                                                  1.95 to 1.00
         July 31, 2003, and at each month end thereafter                                2.00 to 1.00

         Section 5 Addition of New Section 6.13. Effective as of October 31, 2003, the following new Section 6.13 is added to the Agreement to read as follows:

                  6.13 Profitability.

                           a) As of the last day of each month (commencing May
                  31, 2003 and continuing through July 31, 2003) maintain on a cumulative, fiscal year-to-date basis, Net Income greater than or equal to zero dollars ($0.00); and

                           b) Thereafter, as of the last day of each Quarter-End
                  (having the same meaning given such term in Section 6.7 preceding) for the three-month period


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                  then ending, commencing with the Quarter-End October 31, 2003, maintain Net Income greater than or equal to zero dollars ($0.00).

                                   ARTICLE III

                              Conditions Precedent

         The effectiveness of this Amendment is subject to the condition that Lender shall have received as of the date hereof, in form and substance satisfactory to Lender, the Revolving Credit Note, executed by the Borrower, together with such other written agreements as the Bank may require, including without limitation, evidence (satisfactory to Lender) that the maturity of the Subordinated Debt owed by the Borrower to O'Donnell & Masur, L.P. has been extended to at least May 31, 2004, and that such debt and all of the debt holder's rights to receive payments and to proceed against any Collateral Security for the same remains subordinated in all respects to Lender in a manner satisfactory to Lender.

                                   ARTICLE IV

               Limited Waiver, Ratifications and Other Agreements

         Section 1 Limited Waiver. The Borrower acknowledges and agrees that, for the reporting periods ending August 31, 2002 and September 30, 2002, the Borrower was not in compliance with the Effective Tangible Net Worth requirements in Section 6.7 of the Agreement (collectively, the "Existing Defaults"). The Lender waives, up to and through September 30, 2002 (but not otherwise, and not as to subsequent periods) the Existing Defaults. Except as otherwise specifically provided for in this paragraph, nothing contained herein shall be construed as a waiver by the Lender at any time or times hereafter to require strict performance by Borrower of any provision of the Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Borrower and the Lender, and the failure of the Lender at any time or times hereafter to require strict compliance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Lender to thereafter demand strict compliance therewith. The Lender hereby reserves all rights granted under the Agreement, this Amendment, the other Loan Documents, and any other contract or instrument between the Borrower and the Lender.

         Section 2 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, the Note, and all other loan and collateral documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby and all other documents executed in connection with the Agreement or this Amendment to which Borrower is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 3 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all


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other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower or any of its properties is bound, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby. Since the date of the Agreement, there have been no amendments to any of the respective articles of incorporation or bylaws of the entities which collectively comprise the Borrower.

         Section 4 Restated Security Agreements. The Borrower agrees to execute and deliver to the Bank from time to time such restated or amended security agreements, financing statements or other agreements as the Bank may require in connection with Revised Article 9 (meaning Uniform Commercial Code, Article 9, 1999 Official Text), as enacted in each state. Without limitation, the Borrower authorizes the Bank to execute and/or file with all necessary filing offices, in the name of and on behalf of the Borrower, all financing statements and control agreements as the Bank deems necessary in order to perfect (or to continue its perfection) in all collateral securing all obligations of the Borrower to the Bank, and/or all collateral types and categories identified in Revised Article 9.

                                    ARTICLE V

                                  Miscellaneous

         Section 1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         Section 2 Reference to Agreement. The Agreement, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 3 Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.


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         Section 4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5 Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section 7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 8 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any obligated party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 10 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code, as amended are specifically declared by the parties not to be applicable to this Amendment or any of the other loan and collateral documents executed in connection with the Agreement or the transactions contemplated hereby.

         Section 11 ENTIRE AGREEMENT. THE AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.


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         Executed as of the date first written above.

                                     BORROWER:

                                     BESTWAY, INC.



                                     By:
                                          --------------------------------------
                                          Beth A. Durrett
                                          Chief Financial Officer



                                     BESTWAY RENTAL, INC.



                                     By:
                                          --------------------------------------
                                          Beth A. Durrett
                                          Chief Financial Officer



                                     LENDER:

                                     COMERICA BANK-TEXAS



                                     By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



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         The undersigned hereby (i) consents and agrees to this Amendment and
(ii) giving effect to the provisions of this Amendment (including without limitation, the extension of the Termination Date as provided in this Amendment), confirms and agrees that any subordination agreement previously executed respectively by the undersigned for the benefit of Lender is in full force and effect, is extended until otherwise agreed in writing by Lender, and is the legal, valid and binding obligation of the undersigned and is, enforceable in accordance with its terms.

                                  SUBORDINATING PARTY:

                                  O'DONNELL & MASUR, L.P.

                                  By:  O'Donnell & Masur, a general partnership



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


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